UNITY BANCORP INC

6/30/14

NASDAQ: UNTY

Member FDIC

Forward-Looking Statements

- This presentation may contain forward-looking statements with respect to Unity Bancorp's financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions which are intended to identify forward-looking statements.

- Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation's control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

- A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2013, and the Quarterly Report on Form 10-Q for the quarter ended March, 31 2014, which have been filed with Securities and Exchange Commission and are available in the Investor Relations section of the Corporation's website (www.unitybank.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Company Snapshot

- Founded September 16, 1991
- Headquartered in Clinton, New Jersey
- Approximately $932 million in assets & $728 million in deposits
- Unity Bank provides financial services to retail, corporate and small business customers through its 15 retail service offices located in Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.

(1) [illegible]
(2) [illegible]
(3) [illegible]

Unity Bank is a wholly owned subsidiary of Unity Bancorp.

Member FDIC
Equal Opportunity Lender - Equal Housing Lender

Financial Summary 6/30/14

Balance Sheet ($000s)	
Total Assets	$932,000
Total Loans	$709,000
Total Deposits	$728,000
Total Equity	$60,000
Loans / Deposits (%)	97%
Capital & Asset Quality (%)	
Tang. Common Equity / Tang. Assets (1)	6.33%
NPAs / Assets (2)	1.40%
Profitability (%) QTD	
ROAA	0.68%
ROACE	10.31%
NIM	3.49%
Efficiency Ratio (1)(3)	70.81%

Bank Franchise

- Hunterdon County, NJ: Clinton, Flemington, Whitehouse
- Middlesex County, NJ: Edison, Highland Park, Middlesex, South Plainfield
- Somerset County, NJ: North Plainfield, Somerset
- Union County, NJ: Linden, Scotch Plains, Union
- Warren County, NJ: Phillipsburg, Washington
- Northampton County, PA: Forks



New York
Newark
Jersey City
Elizabeth
Hoboken
West Orange
Livingston
East Orange
Bloomfield
Summit
Irvington
Rahway
Perth Amboy
Sayreville
Old Bridge
Middletown
Matawan
Long Valley
Washington
Oxford
Mendham
Bedminster
Bridgewater
Somerville
Readington
Manville
Flemington
Milford
Frenchtown
Kingwood
Hopewell
Princeton
Plainsboro
Kendall Park
East Brunswick
Edison
New Brunswick
Metuchen
Carteret
Hazlet
Red Bank
Easton

Attractive Market Area

- High household income in our market counties relative to the State of New Jersey and the nationwide medians
- State of New Jersey ranks 2nd in the nation in median household income, 4th in per capita income, and 2nd in population density
- With respect to median household income, Hunterdon County and Somerset County rank #1 and #2 in New Jersey and #4 and #6 nationwide

			Population		Household Income
County	Branches	Deposits ($000)	2012 Actual	Density (pop./sq.mi.)	2012 Median
Hunterdon, NJ	3	$214,168	129,260	302	$101,682
Middlesex, NJ	4	$166,907	815,917	2,641	$77,407
Union, NJ	3	$103,283	536,116	5,212	$60,991
Somerset, NJ	2	$77,955	326,491	1,082	$100,602
Warren, NJ	2	$29,697	109,117	306	$69,320
Northampton, PA	1	$27,472	299,139	809	$57,616
Unity Aggregate	16	$619,482	2,216,040	1,872	$84,716
State of New Jersey			8,880,466	1,201	$68,950

(1) UNTY market demographics are deposit-weighted by county.

Strategic Goals

- To grow our business relationships by being a responsive bank, providing excellent service with flexible terms and conditions – 10% loan growth
- Expand the Mortgage Division by growing list of referring real estate agents – Target 15% growth rate in purchased transactions
- Expansion of SBA Division – Increase 7A Volume
- Growth in core deposits of at least 5%
- ROE and ROA in top quartile of peer group by 2015
- EPS growth of 10% per year

Core Values


UNITY BANK
growing with you!
Unity Bank Commandments
1. Treat all employees and customers with dignity and respect
2. Provide the highest level of service to our customers
3. Maintain financial stability
4. Always do the right thing
Committed to the Growth of Our Branches
Retail Branches
Lending
Finance
Facilities
Training
Marketing
Back Office
Compliance
Loan & Deposit Operations
Human Resources
Management
Board of Directors
Our mission is to be the best bank in each of the communities we serve.
We are rooted in our community.

Senior Management Team

James A. Hughes, CPA

- President and Chief Executive Officer
- Joined the company in 2000
- 25 years banking experience
- Previously employed at Summit Bancorp
- Audit manager with KPMG, L.L.P.

Alan J. Bedner, Jr. CPA

- Chief Financial Officer
- Joined the company in 2001
- 18 years banking experience
- Previously employed at Summit Bancorp

Janice Bolomey

- Director of Sales/Chief Administrative Officer
- Joined the company in 2001
- 27 years of banking experience
- Oversees all retail sales

John J. Kauchak

- Chief Operating Officer
- Joined the company in 1996
- 42 years banking experience
- Managed operations of a $10 billion savings bank

Engaged Board of Directors

- David Dallas, Chairman of the Board, and Robert Dallas, Board Member, both founding members of the Bank
- Average tenure of Board Members is 12.5 years
- Diverse experience including financial industry, medical professionals, university professional and business ownership
- Director and Executive Officer ownership 36%

Recent Financial Performance

2013 & 2014 Highlights

- Repaid all CPP funds (TARP) and terminated the related warrants
- Record Commercial Loan growth
- Improved credit quality resulted in lower loan loss provisions as well as reduced loan collection and OREO expenses
- Significant growth in residential mortgage originations resulted in increased gains on sale of mortgage loans
- Continued deposit product mix improvement due to growth in core demand deposits and savings deposits, while higher costing time deposits declined
- Negotiated purchase of three branch locations, 2013 closing
- Opened retail loan production office in Bergen County

Summary Balance Sheet and Capital

($ in Millions)	2Q14	2013Y	2012Y
Assets	932	921	820
Total Loans	709	679	587
Deposits	728	739	649
Equity	60	57	78
(%)			
TCE Ratio	6.33	6.05	6.83
Tier 1 Ratio	10.86	10.74	14.85
Total Capital Ratio	12.12	11.99	16.12

Loan Mix

(dollars in millions)


$1
$1
$1
$1
$0
$0
$0
$657MM
$616MM
$593MM
$587MM
$679MM
$709MM
9%
26%
20%
45%
9%
24%
21%
46%
8%
21%
23%
48%
8%
18%
23%
51%
7%
13%
27%
53%
7%
12%
28%
53%
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q2
Commercial Loans
Mortgage Loans
SBA Loans
Consumer Loans

Commercial and SBA Loan Area

(dollars in thousands)



450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
$306,705
$373,897
$63,716
$31,730
$40,454
$31,985
$52,081
$26,200
New Jersey
New York
Pennsylvania
Other
2007
6/30/2014

Mortgage Loan Originations

(dollars in millions)

Mortgage Growth



$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$MM
Total Loans $68.7 MM
Total Loans $82.4 MM
Total Loans $133.6 MM
Total Loans $153.7 MM
Total Loans $58.5 MM
$19.8
$24.8
$25.8
$84.7
$39.9
$48.9
$57.5
$107.8
$69.0
$18.6
2010
2011
2012
2013
6/30/14 YTD
SOLD
PORTFOLIO

Asset Quality Continues to Improve

NPLs / Loans


8%
6%
4%
2%
0%
3.39%
2.89%
2.31%
2.52%
1.71%
1.17%
1.10%
1.08%
0.99%
3.28%
2.90%
2.60%
2.16%
2.52%
2.26%
1.76%
1.68%
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
Nonperforming Loans
TDRs

Asset Quality

(dollars in thousands)

- 7.5% decline in non-performing assets from 6/30/13 to 6/30/14
- 10.7% decline in nonperforming loans from 6/30/13 to 6/30/14

Nonperforming Assets (6/30/2014)



Residential Mortgage $4,134K
Consumer $924K
OREO $1,116K
Commercial $1,326K
SBA 7A and 504 Loans $5,646K

Allowance for Loan Losses / Total Loans: 1.81%

(1) NPAs = nonaccrual loans + OREO

5 Year Deposit Trend

(dollars in thousands)

	2009	2010	2011	2012	2013	6/30/2014
Noninterest-bearing demand deposits	$80,100	$91,272	$101,193	$114,424	$136,035	$144,848
Interest-bearing demand deposits	100,046	105,530	104,749	114,838	130,806	110,590
Savings	286,334	277,394	278,603	294,533	266,503	259,991
Total core deposits	$466,480	$474,196	$484,545	$523,795	$533,344	$512,429
Total time deposits	$291,759	$180,592	$159,426	$124,965	$205,354	$215,654
Total deposits	$758,239	$654,788	$643,971	$648,760	$738,698	$728,083
Cost of interest-bearing deposits	2.66%	1.61%	1.23%	0.84%	0.61%	0.66%

Summary Income Statement and Profitability

($ in Millions)	2Q14	2Q13	2014Y	2013Y
Net Interest Income	7.3	6.8	14.6	13.5
Provision for Loan Losses	0.6	0.3	1.2	1.0
Noninterest Income	1.6	1.7	3.2	3.5
Noninterest Expense	6.1	6.1	12.4	12.2
Net Income	1.5	1.3	2.8	2.5
(%)				
Return on Average Assets	0.68	0.67	0.64	0.63
Return on Average Equity	10.31	6.11	9.70	5.88
Net Interest Margin	3.49	3.66	3.53	3.59
Earnings Per Share	0.20	0.11	0.37	0.21

Net Interest Income & Net Interest Margin

(dollars in millions)

- Despite the interest rate environment and minimal balance sheet growth, we have focused on growing revenue and protecting the net interest margin

Net Interest Income and Net Interest Margin



$40MM
$35MM
$30MM
$25MM
$20MM
$15MM
$10MM
4.00%
2.00%
0.00%
3.22%
3.67%
3.76%
3.62%
3.53%
3.59%
3.53%
$27.8
$30.0
$29.0
$27.4
$27.4
$13.5
$14.6
2009Y
2010Y
2011Y
2012Y
2013Y
6/30/13 YTD
6/30/14 YTD
Net Interest Income
NIM

Impact of Borrowings

(dollars in thousands, except ratios)

Amount	Rate	Maturity Date	Annual Expense
$10,000.00	3.700%	4/27/2015	$370
$10,000.00	4.025%	11/2/2016	$403
$10,000.00	4.130%	12/15/2016	$413
$10,000.00	4.208%	4/5/2017	$421
$10,000.00	4.234%	8/10/2017	$423
$10,000.00	3.337%	12/20/2017	$334
$15,000.00	3.670%	2/28/2018	$551
$75,000.00	3.885%		$2,914
		Annual expense if replaced with 2% funding:	$1,500
		Pre-tax Savings:	$1,414

	For the year-ended December 31, 2013	
Performance Ratios	**As Reported**	**Pro forma**
Earnings per common share – Diluted	$0.53	$0.65
Return on average assets	0.61%	0.73%
Net interest margin	3.53%	3.71%

Strong Levels of Noninterest Income

(dollars in millions)

Noninterest Income (excludes gains [losses] on securities)


$6MM
$4MM
$2MM
$0MM
22%
17%
12%
$3.9MM
$5.0MM
$5.4MM
$6.8MM
$6.2MM
$3.2MM
13.0%
14.2%
15.5%
19.5%
18.2%
17.9%
2009Y
2010Y
2011Y
2012Y
2013Y
6/30/14 YTD
Noninterest Income
Noninterest Income / Revenue

Year to Date Noninterest Income Detail

(dollars in thousands)

		6/30/2014		6/30/2013
Branch fee income	$	718	$	695
Service and loan fee income		580		623
Gain on sale of SBA loans held for sale, net		337		327
Gain on sale of mortgage loans		553		1,025
BOLI income		192		146
Net security gains (losses)		378		334
Other income		408		332
Total noninterest income	$	3,166	$	3,482

Noninterest Expense Controls

(dollars in millions)



Noninterest Expense
$30MM
$25MM
$20MM
$15MM
$10MM
$5MM
$0MM
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.64%
2.88%
3.00%
3.02%
2.88%
2.77%
$24.0MM
$25.0MM
$24.5MM
$24.3MM
$24.0MM
$12.4MM
2009Y
2010Y
2011Y
2012Y
2013Y
6/30/14 YTD
Noninterest Expense
Noninterest Expense / Average Assets

Year to Date Noninterest Expense Detail

(dollars in thousands)

		6/30/2014		6/30/2013
Compensation and benefits	$	6,340	$	6,341
Occupancy		1,279		1,321
Processing and communications		1,179		1,123
Furniture and equipment		735		736
Professional services		458		424
Loan collection costs		344		406
OREO expenses		342		190
Deposit insurance		349		328
Advertising		438		301
Other expenses		939		1,029
Total noninterest expense	$	12,403	$	12,199

Profitability Progression



Diluted Earnings per Share
$0.20
$0.10
$0.00
$0.10
$0.10
$0.10
$0.11
$0.15
$0.17
$0.17
$0.20
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

Tangible Book Value Per Share



$8.00
$7.50
$7.00
$6.50
$6.00
$6.69
$6.87
$7.04
$7.42
$7.35*
$7.75
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q2

* Reflects redemption of TARP preferred stock and the associated warrant.

Capital Ratios

Unity Bancorp, Inc.

FDIC-Insured Commercial Banks



Leverage Ratio
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
2009
2010
2011
2012
2013
1Q2014



Tier 1 Risk-Based Capital Ratio
17.00%
15.00%
13.00%
11.00%
9.00%
2009
2010
2011
2012
2013
1Q2014



Total Risk-Based Capital Ratio
18.00%
16.00%
14.00%
12.00%
10.00%
2009
2010
2011
2012
2013
1Q2014

* 2013 Capital Ratios reflect the redemption of the TARP preferred stock and the associated warrants.

Compelling Investment Highlights

- ✓ Knowledgeable and experienced management team
- ✓ Attractive branch franchise
- ✓ Improving bank fundamentals
- ✓ Positioned for economic rebound
- ✓ Insider ownership
- ✓ Consolidation of NJ Community Banks